UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2012

NEW YORK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590
 (Address of principal executive offices)

(516) 683-4100
 (Registrant's telephone number, including area code)

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 21, 2012, the Board of Directors of New York Community Bancorp, Inc. (the “Company”), at the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, amended Article I, Section 7 of the Company’s Bylaws to provide that non-contested elections of directors shall be determined by a majority of the votes cast and contested elections of directors shall be determined by a plurality of votes cast.  Previously, Article I, Section 7 of the Bylaws provided that all elections of directors shall be determined by a plurality of votes cast.  A copy of the Amended and Restated Bylaws is filed as an exhibit to this Current Report and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit 3(ii)                      Bylaws (Amended and Restated as of August 21, 2012)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2012	NEW YORK COMMUNITY BANCORP, INC.

/s/ R. Patrick Quinn
R. Patrick Quinn
Executive Vice President,
Chief Corporate Governance
Officer and Corporate Secretary